CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL, AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED [***].

Exhibit 10.1

SECOND AMENDMENT TO LEASE AGREEMENT	SEGUNDO CONVENIO MODIFICATORIO AL CONTRATO DE ARRENDAMIENTO

This Second Amendment to Lease Agreement (this “Second Amendment”) is entered into as of this 17th day of June, 2022, by and between Mrs. Blanca Estela Colunga Santelices (“Mrs. Colunga”) and Haemonetics Mexico Manufacturing, S. de R.L. de C.V. (“Haemonetics”).

Este Segundo Convenio Modificatorio al Contrato de Arrendamiento (el "Segundo Convenio Modificatorio"), se celebra este día 17 de junio del 2022, por y entre la Sra. Blanca Estela Colunga Santelices (la "Sra. Colunga") y Haemonetics Mexico Manufacturing, S. de R.L. de C.V. (“Haemonetics").

WHEREAS, Mrs. Colunga and Haemonetics are parties to a certain Lease dated December 3, 2007 together with any and all amendments, modifications, extensions, etc. (collectively, the “Lease Agreement”) entered into with respect to the land and buildings, located at Calle Colinas No. 11731, Parque Industrial El Florido, Seccion Colinas, Delegacion la Presa, Tijuana, B.C. 22244, (the "Leased Premises"), which is described in the Lease Agreement and Schedule 1 to such Lease Agreement; and
CONSIDERANDO que la Sra. Colunga y Haemonetics son partes de un cierto Contrato de Arrendamiento, de fecha 3 de diciembre de 2007 junto con todas y cada una de las enmiendas, modificaciones, extensiones, etc. (colectivamente, el "Contrato de Arrendamiento") celebrado respecto del terreno y edificaciones, ubicadas en la Calle Colinas No. 11731, Parque Industrial El Florido, Sección Colinas, Delegación la Presa, Tijuana, B.C. 22244, (el "Inmueble Arrendado"), mismo que se describe de forma más detallada en el Contrato de Arrendamiento y en el Anexo 1 a dicho Contrato de Arrendamiento; y

WHEREAS, Mrs. Colunga and Haemonetics desire to amend and extend the Lease Agreement terms.	CONSIDERANDO que la Sra. Colunga y Haemonetics desean modificar y ampliar los términos del Contrato de Arrendamiento.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and further good and valuable consideration, the parties agree to the following CLAUSES:	AHORA, POR LO TANTO, en consideración de los acuerdos mutuos aquí contenidos y otras buenas y valiosas consideraciones, las partes acuerdan las siguientes CLÁUSULAS:

1. All capitalized terms used herein and not expressly defined in this Second Amendment shall have the meanings ascribed to them in the Lease Agreement. The term of the Lease Agreement is hereby extended by six (6) years, commencing January 1, 2023 and terminating on December 31, 2028 (the “Second Additional Term”). The Second Additional Term shall be compulsory for both parties.	1. Todos los términos en mayúsculas utilizados en el presente documento y no definidos expresamente en este Segundo Convenio Modificatorio tendrán el significado que se les atribuye en el Contrato de Arrendamiento. El término del Contrato de Arrendamiento se amplía por seis (6) años, comenzando el 1 de enero de 2023 y terminando el 31 de diciembre de 2028 (el "Segundo Término Adicional"). El Segundo Término Adicional será obligatorio para ambas partes.

2.    During the Second Additional Term, Haemonetics shall pay a monthly rent to Mrs. Colunga for the Leased Premises in the fixed amounts indicated below (“Rent”), plus the corresponding value added tax as follows:

2.    Durante el Segundo Término Adicional, Haemonetics pagará una renta mensual a la Sra. Colunga por el Inmueble Arrendado en las cantidades fijas que se indican a continuación (la "Renta"), más el correspondiente impuesto al valor agregado de la siguiente manera:

Dates (From/To) Fixed Monthly Rent Annual Rent	Fechas (Desde/Hasta) Renta Fija Mensual Renta Anual
January 1, 2023 - December 31, 2023 $[***] $[***]	1 de enero de 2023 - 31 de diciembre de 2023 $[***] $[***]
January 1, 2024 - December 31, 2024 $[***] $[***]	1 de enero de 2024 - 31 de diciembre de 2024 $[***] $[***]
January 1, 2025 - December 31, 2025 $[***] $[***]	1 de enero de 2025 - 31 de diciembre de 2025 $[***] $[***]
January 1, 2026 - December 31, 2026 $[***] $[***]	1 de enero de 2026 - 31 de diciembre de 2026 $[***] $[***]
January 1, 2027 - December 31, 2027 $[***] $[***]	1 de enero de 2027 - 31 de diciembre de 2027 $[***] $[***]
January 1, 2028 - December 31, 2028 $[***] $[***]	1 de enero de 2028 - 31 de diciembre de 2028 $[***] $[***]

3. Haemonetics’ right to extend the Initial Term of the Lease for an additional three (3) years as provided in Clause Second of the First Amendment is hereby deleted and replaced with the following:	3. El derecho Haemonetics a ampliar el Término Inicial del Arrendamiento por tres (3) años adicionales, tal y como se establece en la Cláusula Segunda del Primer Convenio Modificatorio, queda eliminado y sustituido por lo siguiente:

Mrs. Colunga hereby grants to Haemonetics two (2) options to extend the Second Additional Term of this Lease (each an “Extension Right”) as provided below. Each Extension Right may be exercised only by written notice delivered by Haemonetics to Mrs. Colunga no later than one hundred eighty (180) days prior to the expiration of the then current term (the “Notice of Extension”).	La Sra. Colunga por la presente otorga a Haemonetics dos (2) opciones para ampliar el Segundo Término Adicional de este Contrato de Arrendamiento (cada una de ellas un "Derecho de Prórroga") como se establece a continuación. Cada Derecho de Prórroga podrá ejercerse únicamente mediante una notificación por escrito entregada por Haemonetics a la Sra. Colunga a más tardar ciento ochenta (180) días antes del vencimiento del término vigente en ese momento (la "Notificación de Prórroga").

Such Notice of Extension must include a document executed by a duly authorized officer, by which Haemonetics Corporation express its agreement and consent in order for the terms and conditions of the Absolute Guaranty of Lease to remain valid during the Second Additional Term or the respective Extension Right Term. The signature(s) of such documents must be notarized and apostilled.	Dicha Notificación de Prórroga debe incluir un documento firmado por un funcionario debidamente autorizado, mediante el cual Haemonetics Corporation exprese su acuerdo y consentimiento para que los términos y condiciones de la Garantía Absoluta de Arrendamiento sigan siendo válidos durante el Segundo Término Adicional o el respectivo Término del Derecho de Prórroga. La(s) firma(s) de dichos documentos deberá(n) ser notariada(s) y apostillada(s).

Once Haemonetics delivers in due time and form, the Notice of Extension and the document referred to above to Mrs. Colunga, the term of the Lease Agreement will be automatically extended without requiring additional formality, same that shall commence as of the date that the Second Additional Term or the respective Extension Right Term concludes, adjusting the amount of Rent (as such term is defined below), as specified in the following paragraphs.	Una vez que Haemonetics entregue en tiempo y forma, la Notificación de Prórroga y el documento antes referido a la Sra. Colunga, el término del Contrato de Arrendamiento se prorrogará automáticamente sin requerir formalidad adicional, mismo que iniciará a partir de la fecha en que concluya el Segundo Término Adicional o el respectivo Término del Derecho de Prórroga, ajustando el monto de la Renta (como dicho término se define más adelante), según se especifica en los párrafos siguientes.

The first Extension Right’s Term shall be for a period of five (5) years (the “First Renewal Term”) and the Second Extension Right’s Term shall be for a period of four (4) years (the “Second Renewal Term”), in both cases compulsory for both parties. The monthly Rent payable to Mrs. Colunga for the First and Second Renewal Terms shall be in the fixed amounts indicated below plus the corresponding value added tax:	El primer Término del Derecho de Prórroga será por un período de cinco (5) años (el "Primer Periodo de Prórroga") y el Segundo Periodo de Prórroga será por un período de cuatro (4) años (el "Segundo Periodo de Prórroga"), en ambos casos obligatorio para ambas partes. La Renta mensual a pagar a la Sra. Colunga por el Primer y Segundo Periodo de Prórroga será en las cantidades fijas que se indican a continuación más el correspondiente impuesto al valor agregado:

First Renewal Term:	Primer Período de Prórroga:

Dates (From/To) Fixed Monthly Rent Annual Rent	Fechas (Desde/Hasta) Renta Fija Mensual Renta Anual
January 1, 2029 - December 31, 2029 $[***] $[***]	1 de enero de 2029 - 31 de diciembre de 2029 $[***] $[***]
January 1, 2030 - December 31, 2030 $[***] $[***]	1 de enero de 2030 - 31 de diciembre de 2030 $[***] $[***]
January 1, 2031 - December 31, 2031 $[***] $[***]	1 de enero de 2031 - 31 de diciembre de 2031 $[***] $[***]
January 1, 2032 - December 31, 2032 $[***] $[***]	1 de enero de 2032 - 31 de diciembre de 2032 $[***] $[***]
January 1, 2033 - December 31, 2033 $[***] $[***]	1 de enero de 2033 - 31 de diciembre de 2033 $[***] $[***]

Second Renewal Term:	Segundo Período de Prórroga

Dates (From/To) Fixed Monthly Rent Annual Rent	Fechas (Desde/Hasta) Renta Fija Mensual Renta Anual
January 1, 2034 - December 31, 2034 $[***] $[***]	1 de enero de 2034 - 31 de diciembre de 2034 $[***] $[***]
January 1, 2035 - December 31, 2035 $[***] $[***]	1 de enero de 2035 - 31 de diciembre de 2035 $[***] $[***]
January 1, 2036 - December 31, 2036 $[***] $[***]	1 de enero de 2036 - 31 de diciembre de 2036 $[***] $[***]
January 1, 2037 - December 31, 2037 $[***] $[***]	1 de enero de 2037 - 31 de diciembre de 2037 $[***] $[***]

    4.    Haemonetics, at its sole expense, shall repair the sinkhole at the hill on the back side of the Leased Premises in accordance with the work scope described in the attached Exhibit A no later than October 31, 2022. Provided Haemonetics completes the sinkhole repair by October 31, 2022, in the terms specified in Exhibit A, Haemonetics shall not be obligated to pay (and Mrs. Colunga shall have no right to claim payment of) Rent for the month of January 2023.
4. Haemonetics, a sus expensas exclusivas, deberá reparar el socavón en la colina en la parte trasera del Inmueble Arrendado de acuerdo con el alcance del trabajo descrito en el Anexo A adjunto, a más tardar el 31 de octubre de 2022. Siempre que Haemonetics complete la reparación del socavón antes del 31 de octubre de 2022, en los términos especificados en el Anexo A, Haemonetics no estará obligada a pagar (y la Sra. Colunga no tendrá derecho a reclamar el pago) la Renta correspondiente al mes de enero de 2023.

5. Haemonetics, at its sole expense, shall perform the following:	5. Haemonetics, exclusivamente a su cargo, deberá realizar lo siguiente:

•Resurface and restripe the parking areas.
•Repair, repaint and replace (as needed) the white metal fencing along the front (street side) of the Leased Premises.
•Repair, but not replace unless beyond repair, the chain link fence along the back side of the Leased Premises along the hill. Repairs include re-setting the footings so all vertical posts are upright and replacing any sections that are rusted beyond repair.

•Volver a pavimentar y pintar las zonas de estacionamiento.
•Reparar, repintar y sustituir (según sea necesario) la valla metálica blanca de la parte delantera (lado de la calle) del inmueble arrendado.
•Reparar, pero no reemplazar a menos que sea irreparable, la valla de eslabones a lo largo de la parte trasera del Inmueble Arrendado junto a la colina. Las reparaciones incluyen el restablecimiento de las zapatas para que todos los postes verticales estén en posición vertical y la sustitución de cualquier sección que esté oxidada sin posibilidad de reparación.

Upon Haemonetics completion of all of the above work, Haemonetics shall notify Mrs. Colunga in writing of said completion and Haemonetics shall not be obligated to pay (and Mrs. Colunga shall have no right to claim payment of) Rent for the month following said notice of completion. If the notice is delivered to Mrs. Colunga in the month of December 2022, then Haemonetics shall not be obligated to pay (and Mrs. Colunga shall have no right to claim payment of) Rent for the month of February 2023.

Una vez que Haemonetics haya completado todos los trabajos mencionados, Haemonetics deberá notificar a la Sra. Colunga por escrito de dicha finalización y a Haemonetics no estará obligado a pagar (y la Sra. Colunga no tendrá derecho a reclamar el pago) la Renta correspondiente al mes siguiente a dicha notificación de finalización. Si la notificación se entrega a la Sra. Colunga en el mes de diciembre de 2022, entonces Haemonetics no estará obligada a pagar (y la Sra. Colunga no tendrá derecho a reclamar el pago) la Renta del mes de febrero del 2023.

The possibility of not claiming the Rent referred to in this Clause and in Clause 4 constitutes an incentive that Ms. Colunga grants in favor of Haemonetics as a consequence of the long-term term agreed in this Second Amendment. However, such incentive shall be subject to the performance and completion, in due time and form, of the work described in both this Clause and Clause 4, and to Mrs. Colunga confirming the execution of all such work in writing to Haemonetics.	La posibilidad de no reclamar la Renta a que se hace referencia en esta Cláusula y en la Cláusula 4 constituyen un incentivo que la Sra. Colunga otorga a favor de Haemonetics como consecuencia del término de larga duración, acordado en este Segundo Convenio Modificatorio. No obstante, dicho incentivo estará sujeto a la realización y conclusión, en debido tiempo y forma, de los trabajos descritos tanto en esta cláusula como en la cláusula 4, y a que la Sra. Colunga confirme la ejecución de todos ellos por escrito a Haemonetics.

6. Haemonetics shall continue to have a Right of First Refusal to buy the Leased Premises as described in Clause Sixteenth of the Lease Agreement. Said Right of First Refusal shall apply during the time in which the Lease Agreement is in effect.	6. Haemonetics continuará teniendo el Derecho de Primera Denegación para comprar el Inmueble Arrendado como se describe en la Cláusula Decimosexta del Contrato de Arrendamiento. Dicho Derecho de Primera Denegación se aplicará durante el tiempo de vigencia del Contrato de Arrendamiento.

7. Clause Seventeenth of the Lease Agreement is hereby deleted in its entirety and replaced with the following:	7. La Cláusula Decimoséptima del Contrato de Arrendamiento se suprime en su totalidad y se sustituye por la siguiente:

“For all legal effects derived from this Lease Agreement, the parties designate the following as their addresses; in reserve of any other future domicile designated by them.	“Para todos los efectos legales derivados del Contrato de Arrendamiento, las partes designan como sus domicilios los siguientes; en reserva de cualquier otro domicilio futuro que designen.

If to Mrs. Colunga: Calle Praga No. 4113 Torre A PH-1Col. Chapultepec EsteTijuana, B.C., 22020 Mexico	Si a la Sra. Colunga: Calle Praga No. 4113 Torre A PH-1Col. Chapultepec Este Tijuana, B.C., 22020 Mexico

If to Haemonetics: Haemonetics Mexico Manufacturing, S. de R.L. de C.V. At the Leased Premises	Si a Haemonetics: Haemonetics Mexico Manufacturing, S. de R.L. de C.V. En el Inmueble Arrendado

With a copy to:

Haemonetics Mexico Manufacturing, S. de R.L. de C.V. w/c Haemonetics Corporation
125 Summer Street
Boston, MA 02110
Attention: Executive Vice President, General Counsel and Executive Vice President, Global Manufacturing and Supply Chain.

Con copia a:

Haemonetics Mexico Manufacturing, S. de R.L. de C.V. c/c Haemonetics Corporation
125 Summer Street
Boston, MA 02110
Atención a: Vicepresidente Ejecutivo, Asesor Jurídico y Vicepresidente Ejecutivo de Fabricación Global y Cadena de Suministro.

If to Guarantor:

Haemonetics Mexico Manufacturing, S. de R.L. de C.V. w/c Haemonetics Corporation
125 Summer Street
Boston, MA 02110
Attention: Executive Vice President, General Counsel and Executive Vice President, Global Manufacturing and Supply Chain.

Si al Garante:

Haemonetics Mexico Manufacturing, S. de R.L. de C.V. c/c Haemonetics Corporation
125 Summer Street
Boston, MA 02110
Atención a: Vicepresidente Ejecutivo, Asesor Jurídico y Vicepresidente Ejecutivo de Fabricación Global y Cadena de Suministro.

Any notice or request to be delivered under the terms of the Lease Agreement must be made in writing and delivered personally to the other party, or sent through certified mail, prepaid postage stamp, or overnight courier, to the address established above, in which case the corresponding notice will be considered delivered fifteen (15) days after it is sent.	Cualquier notificación u requerimiento que deba ser entregado bajo los términos del Contrato de Arrendamiento deberá hacerse por escrito y ser entregada personalmente a la otra parte, o enviada a través de correo certificado, con sello postal prepagado, o mensajería urgente, a la dirección establecida anteriormente, en cuyo caso la notificación correspondiente se considerará entregada quince (15) días después de su envío.

8.    As a condition to the effectiveness of this Second Amendment, Haemonetics Corporation (“Guarantor”) hereby reaffirms, ratifies, and confirms all of the terms of its Absolute Guaranty of Lease, dated October 5, 2012 and hereby acknowledges and confirms that all of the obligations of the Guarantor under the Absolute Guaranty of Lease are presently owing without defense or offset and are not subject to any counterclaim; and Guarantor acknowledges, reaffirms, and agrees that the Absolute Guaranty of Lease continues in full force and effect and guaranties repayment of all existing and future indebtedness and obligations of Haemonetics to Mrs. Colunga arising under the Lease Agreement as hereby amended, including any further renewals, extensions, or modifications thereof.

The contents of this Clause in its English version shall form an integral part of the Absolute Guaranty of Lease and, therefore, shall be subject to the laws and courts referred to in such Guaranty.

8.    Como condición para la efectividad de este Segundo Convenio Modificatorio, Haemonetics Corporation ("Garante") por la presente reafirma, ratifica y confirma todos los términos de su Garantía Absoluta del Arrendamiento, de fecha 5 de octubre de 2012 y por la presente reconoce y confirma que todas las obligaciones del Garante bajo la Garantía Absoluta del Arrendamiento se deben actualmente sin defensa ni compensación y no están sujetas a ninguna reconvención; y el Garante reconoce, reafirma y acepta que la Garantía Absoluta del Arrendamiento continúa en pleno vigor y efecto y garantiza el pago de todas las deudas y obligaciones existentes y futuras de Haemonetics con la Sra. Colunga que surjan en virtud del Contrato de Arrendamiento modificado por el presente, incluyendo cualquier renovación, extensión o modificación posterior del mismo.

El contenido de esta Cláusula en su versión en inglés pasará a formar parte integral de la Garantía Absoluta del Arrendamiento y, por lo tanto, quedará sujeta a las leyes y tribunales a que se hace referencia en dicha Garantía.

9. This Second Amendment may be executed in any number of separate counterparts, each of which shall be deemed an original and shall together constitute one and the same instrument. A PDF copy of this Second Amendment containing a PDF copy of the signatures of any party shall be deemed an original signature and such execution and delivery shall be considered valid, binding and effective for all purposes.
9. Este Segundo Convenio Modificatorio puede ser ejecutado en cualquier número de copias separadas, cada una de las cuales se considerará un original y constituirá en conjunto un mismo instrumento. Una copia en PDF de este Segundo Convenio Modificatorio que contenga una copia en PDF de las firmas de cualquiera de las partes se considerará una firma original y dicha ejecución y entrega se considerará válida, vinculante y efectiva a todos los efectos.

Notwithstanding the above, Mrs. Colunga and Haemonetics agree to execute, no later than July 15, 2022, a copy of this Second Amendment for each party, duly signed in original, in which the signatures of the legal representatives of Haemonetics and Haemonetics Corporation are duly notarized and apostilled, as well as the signature on the Certifications of the Secretary of the Board of Haemonetics Corporation certifying the legal capacity of its representative to sign this Second Amendment. Compliance with this requirement shall give full validity to this Second Amendment.	No obstante lo plasmado en el párrafo inmediato anterior, la Sra. Colunga y Haemonetics se comprometen a producir, a más tardar el día 15 de Julio de 2022 un ejemplar del presente Segundo Convenio Modificatorio para cada parte, debidamente firmado en original, en el que las firmas de los representantes legales de Haemonetics y Haemonetics Corporation estén debidamente notariadas y apostilladas, al igual que la firma en las Certificaciones del Secretario del Consejo de Haemonetics Corporation que certifiquen la capacidad legal de su representante para firmar este Segundo Convenio Modificatorio. El cumplimiento a este requisito le dará validez plena a este Segundo Convenio Modificatorio.

10.     Except as provided in Clause 8 above, for the interpretation and compliance of this Second Amendment, the parties agree that the provisions of the Civil Code of the State of Baja California shall apply and hereby expressly submit themselves to the jurisdiction of the competent courts of the City of Tijuana, State of Baja California, Mexico, irrevocably waiving the right to any other jurisdiction to which they may be entitled to by reason of their present or future domicile or for any other reason.
10. A excepción de lo previsto en la Cláusula 8 de este instrumento, para la interpretación y cumplimiento de este Segundo Convenio Modificatorio, las partes acuerdan que se aplicarán las disposiciones del Código Civil del Estado de Baja California y se someten expresamente a la jurisdicción de los tribunales competentes de la Ciudad de Tijuana, Estado de Baja California, México, renunciando irrevocablemente a cualquier otro fuero que les corresponda por razón de su domicilio presente o futuro o por cualquier otro motivo.

11. This Second Amendment shall be interpreted together with the Lease Agreement, in the understanding that they constitute a single contractual unit.	11. Este Segundo Convenio Modificatorio deberá interpretarse conjuntamente con el Contrato de Arrendamiento, en el entendido de que éstos constituyen una sola unidad contractual.

With the exception of the modifications contained in this Second Amendment, each and every provision of the Lease Agreement remains in full force and effect.	Con excepción de las modificaciones contenidas en este Segundo Convenio Modificatorio, todas y cada una de las disposiciones del Contrato de Arrendamiento permanecen en vigor, surtiendo todos sus efectos y fuerza legales.

IN WITNESS WHEREOF, Mrs. Colunga and Haemonetics have executed this Second Amendment in Tijuana State of Baja California, Mexico, on the day and year first above written.	EN TESTIMONIO DE LO CUAL, la Sra. Colunga y Haemonetics han firmado este Segundo Convenio Modificatorio en Tijuana, Baja California, México, en el día y el año antes mencionados.

MRS. COLUNGA/LA SRA. COLUNGA:

Blanca Estela Colunga Santelices

By / Por:	/s/ Blanca Estela Colunga Santelices

HAEMONETICS:

Haemonetics Mexico Manufacturing, S. de R.L. de C.V.

By / Por:	/s/ William Burke
Name / Nombre:	William Burke
Title / Cargo:	Legal Representative / Representante Legal

By / Por:	/s/ Dan Goldstein
Name / Nombre:	Dan Goldstein
Title / Cargo:	Legal Representative / Representante Legal

GUARANTOR/GARANTE:

Haemonetics Corporation

By / Por:	/s/ James D’Arecca
Name / Nombre:	James D’Arecca
Title / Cargo:	Executive Vice President, Chief Financial Officer